As filed with the Securities and Exchange Commission on July 3, 2001

                            Post-Effective Amendment No. 2 to File No. 333-59977

                            Post-Effective Amendment No. 3 to File No. 33-43420
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     ---------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 3 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     ---------------------------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                          13-1500700
 (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                          Identification No.)

                      General Electric Capital Corporation
                               260 Long Ridge Road
                           Stamford, Connecticut 06927
                    (Address of Principal Executive Offices)


                                  David Russell
                                     Counsel
                               260 Long Ridge Road
                           Stamford, Connecticut 06927
                                 (203) 357-4000
                     (Name and Address of Agent for Service)
          (Telephone Number, Including Area Code, of Agent for Service)

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

     THE REGISTRANT HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                                EXPLANATORY NOTE

                           Reincorporation in Delaware

     At 10:00 am EDT on July 2, 2001, General Electric Capital Corporation, a corporation organized under Article XII of the New York Banking Law ("GE Capital-NY"), reincorporated as a Delaware business corporation (the "Reincorporation"). The Reincorporation was effected by means of the merger (the "Merger") of GE Capital-NY with and into a newly-formed corporation organized under the Delaware General Corporation Law ("GE Capital-DE"). GE Capital-DE was the surviving corporation in the Merger and upon the consummation of the Merger, changed its name to "General Electric Capital Corporation." As a result of the Merger, GE Capital-DE succeeded to and assumed all rights and obligations of GE Capital-NY, and immediately after the Merger GE Capital-DE had substantially the same assets and liabilities as GE Capital-NY had immediately prior to the Merger. The directors and officers of GE Capital-NY immediately prior to the Merger became the directors and officers of GE Capital-DE upon consummation of the Merger.

     Immediately following the Reincorporation, all of the outstanding common stock of GE Capital-DE continued to be owned by General Electric Capital Services, Inc., a Delaware corporation ("GECS") (which previously held all of the outstanding common stock of GE Capital-NY). Each share of preferred stock of GE Capital-NY outstanding immediately prior to the Reincorporation was converted (pursuant to the Merger) into one share of preferred stock of GE Capital-DE having substantially the same designations, rights, powers and preferences of the preferred stock of GE Capital-NY so converted. Upon consummation of the Merger, GE Capital-DE has succeeded to GE Capital-NY's reporting obligations under Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

                            POST-EFFECTIVE AMENDMENT

     This Post-Effective Amendment is being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Securities Act"), by GE Capital-DE, as successor to GE Capital-NY. GE Capital-DE hereby expressly adopts the Registration Statement, as amended, on Form S-3 (File Nos. 33-59977 and 33-43420) (the "Registration Statements") as its own Registration Statements for all purposes of the Securities Act and the Exchange Act. The information contained in this Post-Effective Amendment No. 2 to File No. 33-59977 and Post-Effective Amendment No. 3 to File No. 33-43420 to the Registration Statements sets forth the additional information necessary to reflect any material changes made in connection with or resulting from the Reincorporation, or necessary to keep the Registration Statements, identified above, from being misleading in any material respect.

Item 16.  Exhibits

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
1(a)                                  Exhibit 1 to the Company's          Distribution Agreement dated
                                      Registration Statement on Form      February 1, 1992 between General
                                      S-3 (No. 333-59977).                Electric Capital Corporation and
                                                                          GECC Capital Markets Group, Inc.

1(b)                                  Exhibit 1(b) to the Company's       Letter Agreement between General
                                      Post-Effective Amendment No. 1 to   Electric Capital Corporation and
                                      Registration Statement on Form      GECC Capital Markets Group, Inc.
                                      S-3 (No. 333-59977) .               dated as of January 25, 2001.

4(a)                                  Exhibit 4 to the Company's          Form of Indenture dated as of
                                      Registration Statement on Form      October 1, 1991 between the
                                      S-3 (No. 33-43420).                 Company and Mercantile-Safe
                                                                          Deposit and Trust Company, as
                                                                          Trustee.

4(b)                                  Exhibit 4(b) to the Company's       First Supplemental Indenture
                                      Registration Statement on Form      dated as of May 11, 1994 to the
                                      S-3 (No. 333-59977).                Indenture dated as of October 1,
                                                                          1991 between the Company and
                                                                          Mercantile-Safe Deposit and Trust
                                                                          Company, as Trustee.

4(c)                                  Exhibit 4(c) to the Company's       Second Supplemental Indenture
                                      Registration Statement on Form      dated as of August 15, 1996 to
                                      S-3 (No. 333-59977)                 the Indenture dated as of October
                                                                          1, 1991 between the Company and
                                                                          The Chase Manhattan Bank, as
                                                                          successor trustee.

4(d)                                  Exhibit 4(d) to the Company's       First Amended and Restated
                                      Post-Effective Amendment No. 1 to   Indenture dated as of January 25,
                                      Registration Statement on Form      2001 between the Company and The
                                      S-3 (No. 333-59977).                Chase Manhattan Bank, as
                                                                          successor trustee.

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(e)                                                                      First Supplemental Indenture
                                                                          dated as of the effective time
                                                                          and date of the Merger (as
                                                                          defined therein), to the First
                                                                          Amended and Restated Indenture
                                                                          dated as of January 25, 2001,
                                                                          among the Company, GECS Merger
                                                                          Sub, Inc., and The Chase
                                                                          Manhattan Bank.

5                                     Exhibit 5 to the Company's          Opinion and consent of Glenn J.
                                      Post-Effective Amendment No. 1 to   Goggins, Associate General
                                      Registration Statement on Form      Counsel -Treasury Operation and
                                      S-3 (No. 333-59977).                Assistant Secretary of the
                                                                          Company.

12                                    Exhibit 12 to the Company's         Computation of ratio of earnings
                                      Quarterly Report on Form 10-Q for   to fixed charges
                                      the quarter ended September 30,
                                      2000 (No. 1-6461)

23                                    Exhibit 23 to the Company's         Consent of KPMG LLP. Consent of
                                      Post-Effective Amendment No. 1 to   Glenn J. Goggins.
                                      Registration Statement on Form
                                      S-3 (No. 333-59977).

24                                    Exhibit 24 to the Company's         Power of Attorney
                                      Registration Statement on Form
                                      S-3 (No. 333-59977)

25                                    Exhibit 25 to the Company's         Form T-1 Statement of Eligibility
                                      Post-Effective Amendment No. 1 to   and Qualification under the Trust
                                      Registration Statement on Form      Indenture Act of 1939 of The
                                      S-3 (No. 333-59977).                Chase Manhattan Bank, in respect
                                                                          of the Indenture filed as Exhibit
                                                                          4(d)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant, General Electric Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 29th day of June, 2001.

                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                       By:  /s/ James A. Parke
                                          --------------------------------------
                                            James A. Parke
                                            (Vice Chairman and Chief Financial
                                            Officer)

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 3 to the Registration Statements has been signed below by the following persons in the capacities and on the date indicated.

Signature                                         Title                                   Date
*DENIS J. NAYDEN                                  Chairman, Chief Executive Officer and
------------------------------                    Director
(Denis J. Nayden)

                                                  Vice Chairman, Chief Financial
  /s/ James A. Parke+                             Officer and Director (Principal
------------------------------                    Financial Officer)
(James A. Parke)

*JEFFREY S. WERNER
------------------------------                    Senior Vice President-Corporate
(Jeffrey S. Werner)                               Treasury and Global Funding Operation

*NANCY E. BARTON
------------------------------                    Director
Nancy E. Barton

------------------------------                    Director
(Francis S. Blake)

*JAMES R. BUNT
------------------------------                    Director
(James R. Bunt)


------------------------------                    Director
(David L. Calhoun)


------------------------------                    Director
(Dennis D. Dammerman)


------------------------------                    Director
(Scott C. Donnelly)

Signature                                         Title                                   Date
*MICHAEL D. FRAIZER
------------------------------                    Director
(Michael D. Fraizer)


------------------------------                    Director
(Benjamin W. Heineman, Jr.)

*JEFFREY R. IMMELT
------------------------------                    Director
(Jeffrey R. Immelt)

*JOHN H. MYERS
------------------------------                    Director
(John H. Myers)

*MICHAEL A. NEAL
------------------------------                    Director
(Michael A. Neal)

*RONALD R. PRESSMAN
------------------------------                    Director
(Ronald R. Pressman)

*GARY M. REINER
------------------------------                    Director
(Gary M. Reiner)

*JOHN M. SAMUELS
------------------------------                    Director
(John M. Samuels)

*KEITH S. SHERIN
------------------------------                    Director
(Keith S. Sherin)

*EDWARD D. STEWART
------------------------------                    Director
(Edward D. Stewart)

Signature                                         Title                                   Date

                                                                                          March 22, 2001
------------------------------                    Director
(John F. Welch, Jr.)

*WILLIAM A. WOODBURN                                                                      March 22, 2001
------------------------------                    Director
(William A. Woodburn)

*JOAN C. AMBLE                                                                            March 22, 2001
------------------------------                    Vice President and Controller
(Joan C. Amble)                                   (Principal Accounting Officer)

                                                                                          March 22, 2001
By  /s/ James A. Parke+
    --------------------------
(James A. Parke)                                  Attorney-in-fact